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                                                                   EXHIBIT 10(n)

                       OFFSHORE TOOL & ENERGY CORPORATION
                              STOCK INCENTIVE PLAN


                                   ARTICLE I
                               GENERAL PROVISIONS

1.1 PURPOSE. The purposes of the Offshore Tool & Energy Corporation Stock Incentive Plan (the "Plan") are to advance the best interests of Offshore Tool & Energy Corporation and its subsidiaries (collectively, "the Company"), and to attract, retain, and motivate officers, directors who are also employees of the Company, key management employees, and persons affiliated with the Company (the "Eligible Participants"), by providing incentives relating to the common stock of the Company (the "Common Stock"). Pursuant to the Plan, the Company may grant non-qualified Common Stock options ("Non-Qualified Options"), incentive Common Stock options ("ISO Options") (collectively, the "Options"), Common Stock Appreciation Rights, Restricted Common Stock, Performance Awards, Dividend Equivalent Rights, and other awards, or any combination thereof (collectively, including the Options, the "Incentives"). The ISO Options are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and the Non-Qualified Options are intended to be non-qualified common stock options as described in Sections 83 and 421 of the Code. As used in the Plan, the term "subsidiary" means any corporation of which the Company owns (directly or indirectly), within the meaning of Section 425(f) of the Code, 50% or more of the total combined voting power of all classes of common stock.

1.2 GENERAL. The terms and provisions of this Article I shall be applicable to all Incentives, or any combination thereof unless the context herein clearly indicates to the contrary.

1.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company. The Board of Directors may designate and appoint a committee (the "Compensation Committee") which shall be (i) constituted so as to permit the Plan to comply with Rule 16b-3 of the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (ii) constituted solely of outside directors, within the meaning of Section 162(m) of the Code ("Section 162(m)"). All references herein to the "Board" shall mean the Board of Directors and shall include the Committee, if one is appointed. References to the "Board of Directors" shall not include the Committee. The Board shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) establish policies and (iii) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan, including the form of any Non-Qualified Option or ISO Option agreements ("Option Agreements"). Unless otherwise provided in the Plan, the Board shall have the authority to interpret and construe the Plan and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board. With respect to grants of Incentives to Eligible Participants who are not subject to Section 16 of the 1934 Act or Section 162(m), the Board may delegate to appropriate personnel of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to determine or modify performance objectives for those participants.

1.4 COMMON STOCK SUBJECT TO THE PLAN. The maximum number of shares of Common Stock that may be issued pursuant to Incentives under this Plan shall not exceed 5,000,000 shares and the maximum number of shares with respect to which Incentives may be granted to a single participant in one calendar year may not exceed 500,000 shares, unless such maximum amounts shall be increased or decreased by reason of changes in capitalization of the Company as hereinafter provided. The Common Stock issued pursuant to the Plan may be authorized but unissued Common Stock, or may be issued Common Stock which has been reacquired by the Company.

     To the extent that any Incentive under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Incentive so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. Incentives that may be satisfied either by the issuance of
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Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan, even though the Incentive is ultimately satisfied by the payment of consideration other than Common Stock, as, for example, an Option granted in tandem with a Stock Appreciation Right (as defined in Section 4.1) that is settled by a cash payment of the appreciation. However, an Incentive will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Incentive would not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash.

1.5 PARTICIPATION IN THE PLAN. The Board shall determine from time to time those Eligible Participants who are to be granted Incentives.

1.6 DETERMINATION OF FAIR MARKET VALUE. As used in the Plan, "fair market value" shall mean on any particular day (i) if the Common Stock is listed on an established exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the "fair market value" of a share of Common Stock on the applicable date as established by the Board of Directors in good faith.

1.7  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     (a) The Board of Directors may increase or decrease the number of shares of Common Stock specified in Section 1.4, and may adjust the number of shares of Common Stock (including the shares of another issuer) covered by each outstanding Incentive, and the exercise price, as the Board of Directors, in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Eligible Participants that might result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company.

     (b) Subject to any required action by shareholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled.

     (c) In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Plan.

     Except as hereinbefore expressly provided in this Plan, any person to whom an Incentive is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to an Incentive.

     The grant of an Incentive pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

1.8 AMENDMENT AND TERMINATION OF THE PLAN. The Plan may be altered, changed, modified, amended or terminated by written amendment approved by the Board of Directors; provided, that no action of the Board of Directors may, without the approval of the shareholders of the Company, withdraw the administration of the Plan from the Board. Except as provided in this Article I, no amendment, modification or termination of the Plan shall in

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any manner adversely affect any Incentive previously granted under the Plan without the consent of the affected Eligible Participant.

1.9  EFFECTIVE DATE.  The Plan shall be effective ____________.

1.10   SECURITIES AND LAW REQUIREMENTS.

     (a) Legality of Issuance. No Common Stock shall be issued upon the exercise of any Option unless and until the Board has determined that:

          (i) The Company and the Eligible Participant have taken all actions required to register the Common Stock under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or have determined that the registration requirements of the Act do not apply to such exercise;

          (ii) Any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

          (iii) Any other applicable provision of state, federal or foreign law has been satisfied.

     (b) Restrictions on Transfer; Representations of Eligible Participant; Legends. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions and/or prohibitions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on Common Stock certificates) if, in the judgment of the Company and its counsel, such restrictions and/or prohibitions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law or rule, including rules of accounting. If the offering and/or sale of Common Stock under the Plan is not registered under the Act and the Company determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Eligible Participant shall be required, as a condition to acquiring such Common Stock, to represent that such Common Stock is being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Common Stock certificates evidencing Common Stock acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend as may be required or deemed advisable under the Plan or the provisions of any applicable law. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 1.10 shall be conclusive and binding on all persons.

     (c) Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the offering or sale of Common Stock pursuant to this Plan under the Act or any other applicable law.

     (d) Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a Common Stock certificate representing shares of Common Stock issued pursuant to the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares of Common Stock but lacking such legend.

1.11 SEPARATE CERTIFICATE. Separate certificates representing the Common Stock of the Company to be delivered to an Eligible Participant upon the exercise of any Option will be issued to such Eligible Participant.

1.12 PAYMENT FOR COMMON STOCK. Payment for shares of Common Stock purchased under this Plan shall be made in full and in cash or check made payable to the Company. However, the Board in its discretion may allow payment for shares of Common Stock purchased under this Plan to be made in Common Stock of the Company or a combination of cash and Common Stock of the Company. Further, the Non-Qualified Option Agreement may provide for a "cashless exercise" of Common Stock options pursuant to procedures established by the Board. In the

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event that Common Stock of the Company is utilized in consideration for the purchase of Common Stock upon the exercise of an Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan.

1.13 INCURRENCE OF DISABILITY. An Eligible Participant shall be deemed to have terminated employment or consulting and incurred a disability ("Disability") if such Eligible Participant suffers a physical or mental condition which (i) satisfies the definition of "total disability" in the disability policy or plan provided by the Company covering the Eligible Participant; or (ii) if no such policy or plan is then covering the Eligible Participant, in the judgment of the Board, totally and permanently prevents an Eligible Participant from engaging in any substantial gainful employment or consulting with the Company.

1.14 NON-QUALIFIED STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY. Since the Board is authorized to grant Non-Qualified Options and ISO Options to Eligible Participants, the grant thereof and Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Common Stock which may be issued under the Plan, the grant or exercise of a Non-Qualified Option shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of a Non-Qualified Option.

1.15 GRANTS OF OPTIONS AND OPTION AGREEMENTS. Each Non-Qualified Option and/or ISO Option granted under this Plan shall be evidenced by a written Option Agreement with respect to such Option effective on the date of grant and executed by the Company and the Eligible Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms, restrictions and conditions may or may not be the same in each case.

1.16 OTHER INCENTIVES. The Board may, in addition to Options, grant to any Eligible Participant other Incentives including, but not limited to, Common Stock Appreciation Rights, Restricted Common Stock, Performance Awards, Dividend Equivalent Rights, Interest Equivalents, and other awards, or any combination thereof which shall be evidenced by a written Agreement effective on the date of grant and executed by the Company and the Eligible Participant.

1.17 NON-TRANSFERABILITY OF INCENTIVES. Any Incentive granted shall not be transferable otherwise than by will, by the laws of descent and distribution or pursuant to a domestic relations order, as defined in the Code, if permitted by the Board and so provided in the Incentive agreement or an amendment thereto, except that Options only may be transferred, if permitted by the Board and so provided in the Option Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an ISO Option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a Non-Qualified Stock Option. Specifically (but without limiting the generality of the foregoing), the Incentive may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of an Incentive contrary to the provisions hereof shall be null and void and without effect.

1.18 ADDITIONAL DOCUMENTS ON DEATH. No transfer of an Incentive by an Eligible Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Incentive of the terms and conditions of such Incentive.

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1.19 COMMON SHAREHOLDERS' RIGHTS.  No Eligible Participant shall have a right as a shareholder of the Company with respect to any shares of Common Stock subject to an Option prior to the purchase of such shares of Common Stock by exercise of the Option.

1.20 REPURCHASE OF OPTIONS. Upon approval of the Board, the Company may repurchase a previously granted Option from a participant by mutual agreement before such Option has been exercised by payment to the participant of the amount per share by which: (i) the "fair market value" (as defined in Section 1.6) of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (ii) the exercise price.

1.21 DEFERRAL PERMITTED. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive agreement. Payment may be deferred at the option of the participant if provided in the Incentive agreement.

1.22 CHANGE OF CONTROL.

     (a) Subject to the provisions of paragraph (b) of this Section 1.22, in the event of a Change of Control as hereinafter defined, all outstanding Incentives shall immediately vest and become exercisable.

     (b) In the event of a Change of Control, the Board, in its discretion may act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Eligible Participants and which may vary among Options held by any individual Eligible Participant: (i) determine a specified date (before or after such Change of Control) after which all unexercised Options and all rights of Eligible Participants thereunder shall terminate, (ii) require the mandatory surrender to the Company by selected Eligible Participants of some or all of the outstanding Options held by such Eligible Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each Eligible Participant an amount of cash per share equal to the excess, if any, of the Change of Control value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (iii) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Change of Control (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (iv) provide that thereafter upon any exercise of an Option theretofore granted the Eligible Participant shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock then covered by such Option the number and class of shares of Common Stock or other securities or property (including, without limitation, cash) to which the Eligible Participant would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Eligible Participant has been the holder of record of the number of shares of Common Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Eligible Participant to further payments pursuant to any other agreement with the Company following a Change of Control.

     (c) All conditions and/or restrictions relating to the continued performance of services and/or the achievement of management objectives, if any, with respect to the exercisability or full entitlement to an Incentive shall immediately lapse upon a Change in Control.

     (d) For purposes of this Plan, "Change of Control" means the occurrence of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated,
(iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting Common Stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election, together with their nominees, shall cease to constitute a majority of the Board.

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1.23 NON-QUALIFYING OPTIONS.  Notwithstanding anything to the contrary contained in this Plan, with respect to all or any portion of any Option granted under the Plan not qualifying as an "incentive common stock option" under Section 422 of the Code, such Option shall be considered as a Non-Qualified Option granted under this Plan for all purposes.

1.24 TAX STATUS. The Board shall take all appropriate steps at the time of the grant of Options or the exercise of Options, or both, consistent with such Options' status for federal income tax purposes (including but not limited to, designating whether such Option is considered a Non-Qualified Option or an ISO Option).


                                   ARTICLE II
                  TERMS OF NON-QUALIFIED OPTIONS AND EXERCISE

2.1 TERMS OF NON-QUALIFIED OPTIONS. The Board shall have the discretion to fix the period during which any Non-Qualified Option may be exercised (the "Option Period"), provided that no Non-Qualified Option may be exercised more than ten
(10) years after the Date of Grant. Each Non-Qualified Option shall be evidenced by a Non-Qualified Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board shall approve. Each Non-Qualified Option Agreement shall specify the effect of termination of employment or consulting on the exercisability of Non-Qualified Options.

2.2 OPTION PRICE. The option price ("Option Price") for shares of Common Stock subject to Non-Qualified Options shall be determined by the Board, but in no event shall such Option Price be less than the "fair market value" of the Common Stock on the date of grant.

2.3 ACCELERATION OF OTHERWISE UNEXERCISABLE STOCK OPTIONS ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. All Non-Qualified Options which are not exercisable as of the date of termination of an Eligible Participant's employment or consulting shall expire as of such date, provided, however, the Board, in its sole discretion, may permit any Eligible Participant whose employment or consulting with the Company terminates, for any cause whatsoever, to exercise, at any time, any or all Non-Qualified Options previously granted to such Eligible Participant notwithstanding that such Non-Qualified Options have not yet vested, in whole or in part, as of the date of termination of such Eligible Participant's employment or consulting.

2.4 NUMBER OF NON-QUALIFIED OPTIONS GRANTED. The Board shall determine the number of Non-Qualified Options which are to be granted to each Eligible Participant. In making such determinations, the Board may obtain the advice and recommendation of the officers of the Company which have supervisory authority over each such Eligible Participant. The granting of a Non-Qualified Option under the Plan shall not affect any outstanding Non-Qualified Option previously granted to an Eligible Participant under the Plan.

2.5 NOTICE TO EXERCISE STOCK OPTION. Upon exercise of a Non-Qualified Option, an Eligible Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board at the Company's principal office. No Common Stock shall be issued to any Eligible Participant until the Company receives full payment for the Common Stock purchased, if applicable, and any required withholding for federal, state or local taxes.



                                  ARTICLE III
                            GRANTING OF ISO OPTIONS

3.1 LIMITATIONS ON GRANTEES. ISO Options may be granted only to officers and other key management employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive incentive common stock options as provided in Section 422 of the Code. No ISO Options shall be granted to any key management employee if, immediately before the grant of an ISO Option, such officer or

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employee owns more than 10% of the total combined voting power of all classes of
Common Stock of the Company or its subsidiaries (as determined in accordance with the Common Stock attribution rules contained in Section 425(d) of the
Code); provided that, the preceding clause shall not apply if at the time the ISO Option is granted, the ISO Price is at least 110 percent of the "fair market value" of the Common Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five (5) years from the date such ISO Option is granted.

3.2 TERMS OF ISO OPTIONS. The Board shall have the discretion to fix the period during which any ISO Option may be exercised (the "ISO Period"), provided that no ISO Option may be exercised more than ten (10) years after the Date of Grant. No ISO Option shall be exercisable after the expiration of its ISO Period. Each ISO Option shall be evidenced by an ISO Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board shall approve, including provisions to qualify an ISO Option under
Section 422 of the Code. Each ISO Option Agreement shall specify the effect of termination of employment or consulting on the exercisability of ISO Options.

3.3 ISO OPTION PRICE. The option price for shares of Common Stock subject to an ISO Option (the "ISO Price") shall be determined by the Board, but in no event shall such ISO Price be less than the "fair market value" of the Common Stock on the date of grant.

3.4 ANNUAL ISO OPTION LIMITATION. The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Common Stock with respect to which ISO Options are exercisable for the first time by any Eligible Participant during any calendar year (under all "incentive Common Stock option" plans qualified under Section 422 of the Code sponsored by the Company) shall not exceed $100,000.

3.5 ACCELERATION OF OTHERWISE UNEXERCISABLE ISO OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. All ISO Options which are not exercisable as of the date of termination of an Eligible Participant's employment, shall expire as of such date; provided, however, the Board, in its sole discretion, may permit any Eligible Participant whose employment with the Company terminates, for any cause whatsoever, to exercise, at any time within the ISO Period, any or all ISO Options previously granted to such Eligible Participant notwithstanding that such ISO Options have not yet vested, in whole or in part, as of the date of the termination of such Eligible Participant's employment.

3.6 NUMBER OF ISO OPTIONS GRANTED. Subject to the applicable limitations contained in the Plan, the Board shall determine the number of ISO Options which are to be granted to each Eligible Participant. In making such determinations, the Board shall obtain the advice and recommendation of the officers of the Company. The granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to an Eligible Participant under the Plan.

3.7 NOTICE TO EXERCISE ISO OPTION. Upon exercise of an ISO Option, an Eligible Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board at the Company's principal office. No Common Stock shall be issued to any Eligible Participant until the Company receives full payment for the Common Stock purchased.


                                    ARTICLE IV
                            GRANTING OF OTHER AWARDS

4.1 STOCK APPRECIATION RIGHTS. The Board may grant Stock Appreciation Rights ("SAR") to any Eligible Participant, either as a separate award or in connection with an Option. SARs shall be subject to such terms and conditions as the Board may impose. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate "fair market value" on the date of exercise equal to the value obtained by multiplying (i) the difference between the "fair market value" of a share on the date of exercise over the "fair market value" on the date of grant (or other value specified in the agreement granting the SAR) by
(ii) the number of shares as to which the

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SAR is exercised. If a SAR is granted in tandem with a Common Stock Option, there shall be surrendered and canceled from the option at the time of exercise of the SAR, in lieu of exercise under the option, that number of shares as shall equal the number of shares as to which the SAR shall have been exercised. However, notwithstanding the foregoing, the Board, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted. Any valid exercise of a SAR is conditioned on the payment to the Company in cash of any amount that the Company may be required to withhold for federal, state or local taxes.

4.2  RESTRICTED COMMON STOCK.

     (a) The Board may grant restricted Common Stock ("Restricted Common Stock") to any Eligible Participant, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of Restricted Common Stock shall be specified by the grant. The Board, in its sole discretion, shall determine what rights, if any, the person to whom the Restricted Common Stock is granted shall have in the Restricted Common Stock during the restriction period and the restrictions applicable to the restricted stock, including whether the holder of the Restricted Common Stock shall have the right to vote the shares and receive all dividends and other distributions applicable to the shares. The Board shall determine when the restrictions shall lapse or expire and the conditions, if any, under which the Restricted Common Stock will be forfeited or sold back to the Company. Each grant of Restricted Common Stock may have different restrictions and conditions. The Board, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular grant of Restricted Common Stock. Restricted Common Stock may not be disposed of by the recipient until the restrictions specified in the grant expire.

     (b) Any Restricted Common Stock issued hereunder may be evidenced in such manner as the Board, in its sole discretion, shall deem appropriate, including, without limitation, book-entry registration or issuance of a Common Stock certificate or certificates. In the event any Common Stock certificate is issued in respect of shares of Restricted Common Stock awarded hereunder, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock. The Company may retain, at its option, the physical custody of the Restricted Common Stock during the restriction period or require that the Restricted Common Stock be placed in an escrow or trust, along with a Common Stock power endorsed in blank, until all restrictions are removed or expire.

4.3  PERFORMANCE AWARDS.

     (a) The Board may grant Performance Awards to any Eligible Participant, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified at the time of the grant. A Performance Award will be paid, vested or otherwise deliverable solely upon the attainment of one or more pre-established, objective performance goals established by the Board prior to (i) ninety (90) days after the commencement of the period of service to which the performance goals relate and
(ii) the lapse of twenty-five percent (25%) of the period of service, and in any event while the outcome is substantially uncertain. The other terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions. If the Board determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure, or for other reasons that the Board deems satisfactory, the Board may modify the performance measures or objectives and/or the performance period.

     (b) Performance Awards may be valued by reference to the "fair market value" of the Common Stock or according to any formula or method deemed appropriate by the Board, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales or cost performance objectives that the Board believes to be relevant to the Company's business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares, or other consideration, or any combination thereof. If payable in Common Stock, the consideration for the issuance of the Common Stock may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be

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

payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Board.

4.4  DIVIDEND EQUIVALENT RIGHTS AND INTEREST EQUIVALENTS.

     (a) The board may grant a Dividend Equivalent Right ("DER") to any Eligible Participant, either as a component of another grant or as a separate grant. The terms and conditions of the DER shall be specified by the grant. Dividend equivalents credited to the holder of a DER may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the "fair market value" of the Common Stock at the time thereof. DERs may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A DER granted as a component of another grant may provide that such DER shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other grant, and that such DER shall expire or be forfeited or annulled under the same conditions as such other grant. A DER granted as a component of another grant may also contain terms and conditions different from such other grant.

     (b) Any grant of a DER that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

4.5 OTHER AWARDS. The Board may grant to any eligible person other forms of awards based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock if the Board determines that such other form of award is consistent with the purposes and restrictions of this program. The terms and conditions of such other form of award shall be specified by the grant. Such awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.


                                   ARTICLE V
                                 MISCELLANEOUS

5.1 NO RIGHT TO A GRANT. Neither the adoption of the Plan by the Company nor any action of the Board shall be deemed to give an Eligible Participant any right to be granted an Incentive or any of the rights hereunder.

5.2 NO EMPLOYMENT RIGHTS CONFERRED. Nothing in the Plan or in any Incentive which relates to the Plan shall confer upon any Eligible Participant any right to continue in the employ as an employee or consultant of the Company, or interfere in any way with the right of the Company to terminate his or her employment or consulting arrangement at any time.

5.3 RULE 16B-3. It is intended that the Plan and any grant of Incentives made to a person subject to Section 16 of the 1934 Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such grant would disqualify the Plan or such grant under, or would otherwise not comply with, Rule 16b-3, such provision or grant shall be construed or deemed amended to conform to Rule 16b-3.

5.4 GOVERNING LAW. This Plan shall be construed in accordance with the laws of the State of Delaware.

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